Exhibit 10.1

AMENDED AND RESTATED
PATENT LICENSE AGREEMENT

THIS AMENDED AND RESTATED PATENT LICENSE AGREEMENT (“Amended and Restated Agreement”) is entered into and effective as of this 30th day of June, 2015 (the “Restatement Date”), by and between GLAUKOS CORPORATION, a Delaware corporation, having a place of business at 26051 Merit Circle, Suite 103, Laguna Hills, California 92653 (“GLAUKOS”), and DOSE MEDICAL CORPORATION, a Delaware corporation, having a place of business at 26051 Merit Circle, Suite 103, Laguna Hills, California 92653 (“DOSE”).

RECITALS

A.                                    GLAUKOS and DOSE have entered into that certain Patent License Agreement dated March 30, 2010, as amended by that certain letter agreement dated July 19, 2012 (the “Original Agreement”) under which, among other things, each party has licensed the other party certain rights to certain patent and patent applications; and

B.                                    GLAUKOS and DOSE now wish to amend and restate the Original Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Original Agreement is hereby amended and restated to read, and the parties hereto agree, as follows:

1.                                      DEFINITIONS

For purposes of this Agreement, the following terms shall have the meanings set forth below:

1.1.                            “Agreement” means the Original Agreement as amended and restated by this Amended and Restated Agreement, as hereafter amended from time to time in accordance with its terms.

1.2.                            “Biosensor” means any system and/or apparatus designed (i) to be implanted in or affixed to the human body (or any part thereof) and (ii) to monitor and/or measure at least one state or condition of the human body (or any part thereof) or any changes or other aspects affecting the human body (or any part thereof).

1.3.                            “Confidential Information” means any information that in any way relates to a party, including without limitation information regarding a party’s business and operations, research and development activities, pre-clinical and clinical data, regulatory strategies and submissions, products, customers, employees, financial results and contractual relationships; provided, however, that the term “Confidential Information” shall not include information: (i) that, at the time of disclosure, is generally available to the public; (ii) that, after disclosure hereunder, becomes generally available to the public, except as a result of a breach of this Agreement by the recipient of such information; (iii) that becomes available to the recipient of such information from a third party that is not legally or contractually prohibited by the disclosing party from disclosing such information; or (iv) that the recipient can demonstrate was developed by or for such recipient without the use of any of the Confidential Information of the disclosing party hereunder.

1.4.                            “Dose Field of Use” means (i) any and all applications of a Biosensor and/or (ii) any and all applications for the treatment of any disorder or disease (other than Glaucoma) primarily affecting the posterior segment of the eye (i.e. the back two-thirds of the eye that includes the anterior hyaloid membrane and all of the optical structures behind it: the vitreous humor, retina, choroid, and optic nerve), provided that such applications described in this clause (ii) do not include an apparatus that includes a drainage lumen unless the drainage lumen’s primary purpose is to relieve intraocular pressure caused by the administration of steroids, delivered by an apparatus implanted in or on the eye, to treat a disorder or disease primarily affecting the posterior segment of the eye and not associated with Glaucoma.

1.5.                            “Dose Licensed Patents” means any and all patents and patent applications listed in Exhibit A to this Agreement and any and all U.S. and foreign patents and patent applications, as of the Restatement Date or thereafter, that claim priority to one or more of the patents and patent applications listed in Exhibit A, including, but not limited to, all reissues, reexaminations, continuations, continuations-in-part and divisionals of such patents and patent applications; provided, however, that for such continuations-in-part (and foreign counterparts to such continuations-in-part), Dose Licensed Patents only include those claims in the continuations-in-part (and claims in any foreign counterparts to such continuations-in-part) that are entitled to priority to one or more of the patents and patent applications listed in Exhibit A.

1.6.                            “Effective Date” means March 30, 2010.

1.7.                            “Glaukos Field of Use” means any and all applications for the treatment of (i) Glaucoma, including but not limited to therapies directed toward reducing intraocular pressure and/or reducing the death of retinal ganglion cells (i.e., neuroprotection) associated with Glaucoma) and/or (ii) any disorder or disease primarily affecting the anterior segment of the eye (i.e., the front third of the eye that includes the structures in front of the vitreous humor: the cornea, iris, ciliary body, the lens, the anterior chamber between the posterior surface of the cornea and the iris and the posterior chamber between the iris and the front face of the vitreous); provided that, such applications described in clauses (i) or (ii) above do not include a Biosensor.

1.8.                            “Glaukos Group 1 Licensed Patents” means any and all patents and patent applications listed in Exhibit B to this Agreement and any and all U.S. and foreign patents and patent applications, as of the Restatement Date or thereafter, that claim priority to one or more of the patents and patent applications listed in Exhibit B, including, but not limited to, all reissues, reexaminations, continuations, continuations-in-part and divisionals of such patents and patent applications; provided, however, that for such continuations-in-part (and foreign counterparts to such continuations-in-part), Glaukos Group 1 Licensed Patents only include those claims in the continuations-in-part (and claims in any foreign counterparts to such continuations-in-part) that are entitled to priority to one or more of the patents and patent applications listed in Exhibit B.

1.9.                            “Glaukos Group 2 Licensed Patents” means any and all patents and patent applications listed in Exhibit C to this Agreement and any and all U.S. and foreign patents and patent applications, as of the Restatement Date or thereafter, that claim priority to one or more of the patents and patent applications listed in Exhibit C, including, but not limited to all reissues, reexaminations, continuations, continuations-in-part and divisionals of such patents and patent applications; provided, however, that for such continuations-in-part (and foreign counterparts to such continuations-in-part), Glaukos Group 2 Licensed Patents only include those claims in the continuations-in-part (and claims in any foreign counterparts to such continuations-in-part) that are entitled to priority to one or more of the patents and patent applications listed in Exhibit C.

1.10.                     “Regulatory Information” means pre-clinical, clinical, manufacturing and testing data, protocols, and chemical, pharmacological, toxicological, pharmaceutical, physical, analytical, safety, efficacy, bioequivalency, quality assurance, quality control and other information and data relating to any investigations, trials and/or the preparation, submission and prosecution of one or more applications filed in connection with obtaining regulatory approval for any product, including but not limited to, with respect to GLAUKOS, information relating to preliminary investigations and the preparation, submission and prosecution of one or more applications filed in connection with obtaining regulatory approval for the iStent® (a/k/a G1 device), iStent Inject™ (a/k/a G2 device), and iStent Supra™ (a/k/a G3 device) including but not limited to FDA application materials, safety and efficacy data, clinical trial protocols and reports, statistical analyses, communications with the FDA, etc.

1.11.                     “Term of Access” means the period commencing on the Effective Date and continuing through and including June 30, 2018; provided, however, that the end date of the Term of Access may be earlier as determined (i) by DOSE upon not less than sixty (60) days’ prior written notice to GLAUKOS, (ii) by GLAUKOS upon not less than one hundred eighty (180) days’ prior written notice to DOSE or (c) by mutual agreement of GLAUKOS and DOSE.

1.12.                     “Valid Claim” means a claim that (i) in the case of any issued and unexpired patent, has not been dedicated to the public, disclaimed, nor held invalid or unenforceable by a court or other government entity of competent jurisdiction in an unappealed or unappealable decision, or (ii) in the case of any patent application, (a) has not been cancelled, withdrawn or abandoned, without being refiled in another application, in the applicable jurisdiction, (b) shall not have been finally rejected by a governmental entity or other governmental action from which no appeal can be taken and (c) shall not have been pending for more than five (5) years in the United States Patent and Trademark Office or seven (7) years in a foreign patent office.  For purposes of this definition, the time period for which a claim is pending shall begin on the priority date for such claim, and shall continue until such claim is either issued or is no longer deemed to be a Valid Claim in accordance with the preceding sentence regardless of whether such claim is amended or refiled in another application in the applicable jurisdiction.  If a claim of a patent application which ceased to be a Valid Claim under clause (ii) of the preceding sentence due to the passage of time later issues as part of a patent described within clause (i) of the preceding sentence then it shall again be considered to be a Valid Claim effective as of the issuance of such patent.

2.                                      EXCLUSIVE LICENSE FROM DOSE TO GLAUKOS

2.1.                            Subject to Section 2.2, DOSE hereby grants to GLAUKOS a limited, exclusive (even as to DOSE), irrevocable, perpetual, fully paid-up, worldwide license under the Dose Licensed Patents to make, have made, use, import, offer for sale, sell and otherwise develop and commercialize any and all products, and to practice any and all methods, solely in the Glaukos Field of Use.  The license granted to GLAUKOS under this Section 2.1, however, shall not limit DOSE’s right to make, have made, use, import, offer for sale, sell and otherwise develop and commercialize any all products and to practice any and all methods under the Dose Licensed Patents within the Dose Field of Use.  The license granted to GLAUKOS under this Section 2.1 includes the right to sublicense, provided that any such sublicense from GLAUKOS be restricted to the Glaukos Field of Use and subject to the terms of this Agreement, including without limitation Section 2.2.

2.2.                            Neither GLAUKOS nor its sublicensees shall seek or obtain a label indication in any country for the treatment of any disorder or disease affecting the posterior segment of the eye for any product whose manufacture, use, offer for sale, sale or importation in or to such country would (absent the license granted under Section 2.1 above) infringe a Valid Claim of a Dose Licensed Patent; provided that, the foregoing of this Section 2.2 shall not limit GLAUKOS from seeking or obtaining any label indication for the treatment of Glaucoma or reduction of intraocular pressure and/or reduction of the death of retinal ganglion cells (i.e., neuroprotection).

3.                                      EXCLUSIVE LICENSE FROM GLAUKOS TO DOSE

3.1.                            Subject to Section 3.2, GLAUKOS hereby grants to DOSE a limited, exclusive (even as to GLAUKOS), irrevocable, perpetual, fully paid-up, worldwide license under the Glaukos Group 1 Licensed Patents to make, have made, use, import, offer for sale, sell and otherwise develop and commercialize any and all products and to practice any and all methods solely in the Dose Field of Use.  The license granted to DOSE under this Section 3.1, however, shall not limit GLAUKOS’ right to make, have made, use, import, offer for sale, sell and otherwise develop and commercialize any all products and to practice any and all methods under the Glaukos Group 1 Licensed Patents within the Glaukos Field of Use.  The license granted to DOSE under this Section 3.1 includes the right to sublicense, provided that any such sublicense from DOSE be restricted to the Dose Field of Use and subject to the terms of this Agreement, including without limitation Section 3.2.

3.2.                            Neither DOSE nor its sublicensees shall seek or obtain a label indication in any country for the treatment of any disorder or disease affecting the anterior segment of the eye for any product whose manufacture, use, offer for sale, sale or importation in or to such country would (absent the license granted under Section 3.1 above) infringe a Valid Claim of a Glaukos Group 1 Licensed Patent; provided that, the foregoing of this Section 3.2 shall not limit DOSE from seeking or obtaining any label indication for application(s) of a Biosensor.

4.                                      EXCLUSIVE LICENSE TO DOSE / LICENSE BACK TO GLAUKOS

4.1.                            GLAUKOS hereby grants to DOSE an exclusive (even as to GLAUKOS), irrevocable, perpetual, fully paid-up, worldwide license, with the right to sublicense, under the Glaukos Group 2 Licensed Patents to make, have made, use, import, offer for sale, sell and otherwise develop and commercialize any and all products and to practice any and all methods that fall within the scope of one or more claims of the Glaukos Group 2 Licensed Patents.

4.2.                            Subject to Section 4.3, DOSE hereby grants back to GLAUKOS a limited exclusive (even as to DOSE), irrevocable, fully paid-up, perpetual, worldwide sublicense, with the right to sublicense such sublicense rights, under the Glaukos Group 2 Licensed Patents to make, have made, use, import, offer for sale, sell and otherwise develop and commercialize any and all products and to practice any and all methods solely in the Glaukos Field of Use.  The sublicense to GLAUKOS, however, shall not limit DOSE’s right to make, have made, use, import, offer for sale, sell and otherwise develop and commercialize any all products and to practice any and all methods under the Glaukos Group 2 Licensed Patents within the Dose Field of Use.  This sublicense includes the right for GLAUKOS to grant further sublicenses, provided that any such further sublicense be restricted to the Glaukos Field of Use and subject to the terms of this Agreement, including without limitation Section 4.3.

4.3.                            Neither GLAUKOS nor its sublicencees shall seek or obtain a label indication in any country for the treatment of any disorder or disease affecting the posterior segment of the eye for any product whose manufacture, use, offer for sale, sale or importation in or to such country would (absent the license granted under Section 4.2 above) infringe a Valid Claim of a Glaukos Group 2 Licensed Patent; provided that, the foregoing of this Section 4.3 shall not limit GLAUKOS from seeking or obtaining any label indication for the treatment of Glaucoma or reduction of intraocular pressure and/or reduction of the death of retinal ganglion cells (i.e., neuroprotection).

5.                                      ASSIGNMENT OF RIGHTS

5.1.                            Each of GLAUKOS and DOSE shall have the right to assign in whole or in part its rights, obligations and licenses under this Agreement.

5.2.                            Each party shall have the right to assign any or all of its patents or other intellectual property licensed to the other party by this Agreement only if such assignment is expressly subject to the continuance of such license.

6.                                      REGULATORY APPROVAL; TECHNOLOGY LICENSE

6.1.                            Each party shall be solely responsible, at its sole cost and expenses, for identifying and obtaining, including testing or other procedures, any necessary regulatory or safety approvals or certifications (e.g., FDA and safety agencies) required for the marketing and sale by such party of its products in any country.  Nevertheless, each party will cooperate with the other party by providing, upon request, any Regulatory Information in its possession and control that could reasonably assist the other party to obtain approvals or certifications of its products.  Each party will further permit the other party and its sublicensees to expressly reference each party’s Regulatory Information in the other party’s filings to obtain such approvals or certifications of its products.

6.2.                            Each party acknowledges and agrees that Regulatory Information provided by the other party may contain Confidential Information belonging to the other party. Each party shall disclose its Confidential Information to the other party only on a confidential basis subject to the provisions of Section 13.9.  Any use or disclosure of the Confidential Information of a party under this Agreement, including but not limited to any reference by the other party to the Confidential Information of a party in the other party’s filings to obtain approvals or certifications, shall be designated as confidential.

6.3.                            GLAUKOS hereby grants to DOSE a non-exclusive, irrevocable, perpetual, fully paid-up, worldwide license, with the right to sublicense, to use (including without limitation the right to copy and create derivative works) any and all works of authorship, know-how, trade secrets, and other proprietary data or information of GLAUKOS (including but not limited to Regulatory Information and Confidential Information of GLAUKOS), existing as of the Effective Date or during the Term of Access, to make, have made, use, import, offer for sale, sell and otherwise develop and commercialize any and all products, and to practice any and all inventions, within the Dose Field of Use.  From time to time (including without limitation after the Term of Access), upon DOSE’s written request and expense, GLAUKOS shall promptly deliver to DOSE copies of any and all records, documentation and other tangible embodiments (in whatever form or medium) in Glaukos’s possession or control embodying any works of authorship, know-how, trade secrets or other proprietary data or information within the scope of the license rights granted above.

6.4.                            DOSE hereby grants to GLAUKOS a non-exclusive, irrevocable, perpetual, fully paid-up, worldwide license, with the right to sublicense, to use (including without limitation the right to copy and create derivative works) any and all works of authorship, know-how, trade secrets, and other proprietary data or information of DOSE (including but not limited to Regulatory Information and Confidential Information of DOSE), existing as the Effective Date and/or during the Term of Access, to make, have made, use, import, offer for sale, sell and otherwise develop and commercialize any and all products, and to practice any and all inventions, within the Glaukos Field of Use.  From time to time (including without limitation after the Term of Access), upon GLAUKOS’s written request and expense, DOSE shall promptly deliver to GLAUKOS copies of any and all records, documentation and other tangible embodiments (in whatever form or medium) in DOSE’s possession or control embodying any works of authorship, know-how, trade secrets or other proprietary data or information within the scope of the license rights granted above.

6.5.                            Notwithstanding anything herein to the contrary, the rights and obligations of each party set forth Sections 6.1, 6.2, 6.3 and 6.4 shall not pertain to any data or other information arising from investigations or clinical trials conducted after the Term of Access but shall continue to pertain to all other Regulatory Information, including but not limited to any regulatory applications filed after the Term of Access to the extent based on data or information existing as of the Effective Date and/or during the Term of Access.

7.                                      OWNERSHIP

7.1.                            DOSE acknowledges that GLAUKOS is the sole owner of the Glaukos Group 1 Licensed Patents and Glaukos Group 2 Licensed Patents, and DOSE agrees that it does not obtain any interest in such patents except for the rights granted herein.  DOSE agrees not to take any action challenging or opposing, on any grounds whatsoever, the ownership by GLAUKOS of such patents, or GLAUKOS’ intellectual property rights therein.  Furthermore, DOSE agrees not to contest the validity or enforceability, or to assist or request any third party to contest the validity or enforceability of any of such patents, to the extent and in jurisdictions where permitted by law, in any judicial, governmental, or quasi-governmental suit or proceeding; and not to request reexamination, post grant review, or inter partes review, or assist or request any third party to request reexamination, post grant review, or inter partes review of any of such patents, to the extent and in jurisdictions where permitted by law.

7.2.                            GLAUKOS acknowledges that DOSE is the sole owner of the Dose Licensed Patents, and GLAUKOS agrees that it does not obtain any interest in such patents except for the rights granted herein.  GLAUKOS agrees not to take any action challenging or opposing, on any grounds whatsoever, the ownership by DOSE of the Dose Licensed Patents, or DOSE’s intellectual property rights therein.  Furthermore, GLAUKOS agrees not to contest the validity or enforceability, or to assist or request any third party to contest the validity or enforceability of any of the Dose Licensed Patents, to the extent and in jurisdictions where permitted by law, in any judicial, governmental, or quasi-governmental suit or proceeding; and not to request reexamination, post grant review, or inter partes review, or assist or request any third party to request reexamination, post grant review, or inter partes review of any of the Dose Licensed Patents, to the extent and in jurisdictions where permitted by law.

7.3.                            DOSE, in its sole discretion and at its own expense, shall control the entire patent process relating to the Dose Licensed Patents and the Glaukos Group 2 Licensed Patents, including without limitation, prosecution of patent applications and maintenance, reexamination, reissue, and extension of patents; provided, however, that DOSE agrees to (i) promptly provide copies of all prosecution documents to GLAUKOS upon request; (ii) provide GLAUKOS an opportunity to contribute to the prosecution of claims relating to the Glaukos Field of Use, including without limitation making suggestions for (A) claims to pursue, (B) claim amendments and (C) responsive arguments, and consider in good faith whether to adopt any such suggestions and contributions in any responsive filing to a patent office; (iii) subject to clause (iv) below, maintain all issued patents and pending patent applications licensed to GLAUKOS, including paying any and all maintenance fees and annuities; and (iv) notify GLAUKOS in writing sixty (60) days prior to the abandonment of any patent or application for a patent licensed to GLAUKOS, and if requested by GLAUKOS, assign such patent or application to GLAUKOS to take action to prevent the abandonment thereof.  Any patent or patent application assigned pursuant to this Section 7.3 shall hereby be licensed back to the DOSE on a non-exclusive, worldwide, irrevocable, perpetual, fully paid-up basis, without the right to sublicense, to make, have made, use, import, offer for sale, sell and otherwise develop and commercialize any and all products and to practice any and all methods that fall within the scope of such patent or patent application outside of the Glaukos Field of Use.    With respect to the Glaukos Group 2 Licensed Patents, GLAUKOS will, among other things, assist DOSE in exercising its rights hereunder to control the entire patent process related to the Glaukos Group 2 Patents, and GLAUKOS hereby irrevocably designates and appoints DOSE as its agent and attorneys-in-fact, coupled with an interest, to act for and on GLAUKOS’ behalf to execute and file any document and to do all other lawfully permitted acts to further the foregoing provisions of this Section 7.3 with the same legal force and effect as if executed by GLAUKOS.

7.4.                            GLAUKOS, in its sole discretion and at its own expense, shall control the entire patent process relating to the Glaukos Group 1 Licensed Patents, including without limitation, prosecution of patent applications and maintenance, reexamination, reissue, and extension of patents; provided, however, that GLAUKOS agrees to (i) promptly provide copies of all prosecution documents to DOSE upon request; (ii) provide DOSE an opportunity to contribute to the prosecution of claims relating to the Dose Field of Use, including without limitation making suggestions for (A) claims to pursue, (B) claim amendments and (C) responsive arguments, and consider in good faith whether to adopt any such suggestions and contributions in any responsive filing to a patent office; (iii) subject to clause (iv) below, maintain all issued patents and pending patent applications licensed to DOSE, including paying any and all maintenance fees and annuities; and (iv) notify DOSE in writing sixty (60) days prior to the abandonment of any patent or application for a patent licensed to DOSE, and if requested by DOSE, assign such patent or application to DOSE to take action to prevent the abandonment thereof.  Any patent or patent application assigned pursuant to this Section 7.4 shall hereby be licensed back to GLAUKOS on a non-exclusive, worldwide, irrevocable, perpetual, fully paid-up basis, without the right to sublicense, to make, have made, use, import, offer for sale, sell and otherwise develop and commercialize any and all products and to practice any and all methods that fall within the scope of such patent or patent application outside of the Dose Field of Use.

8.                                      TERM

8.1.                            This Agreement shall remain in effect until the expiration date of the last expiring of the Dose Licensed Patents, Glaukos Group 1 Licensed Patents and Glaukos Group 2 Licensed Patents.

8.2.                            Notwithstanding the foregoing, Sections 1, 5, 6, 8.2, 11, 12 and 13 shall survive any expiration of this Agreement.

9.                                      ENFORCEMENT OF PATENTS

9.1.                            Each party agrees that if it becomes aware of any infringement of any of the rights belonging to the other party that are subject of this Agreement, it will promptly disclose such information to the other party.

9.2.                            Subject to Sections 9.3 and 9.4, each party shall have the sole and exclusive right, but not the obligation, to bring, prosecute and control any action or proceeding, at its expense, to enforce or defend any patents owned by such party against any infringer.

9.3.                            GLAUKOS shall have the sole and exclusive right, but not the obligation, to bring, prosecute and control any action or proceeding, at its expense, to enforce or defend the Dose Licensed Patents and the Glaukos Group 2 Licensed Patents solely in the Glaukos Field of Use.

9.4.                            DOSE shall have the sole and exclusive right, but not the obligation, to bring, prosecute and control any action or proceeding, at its expense, to enforce or defend the Glaukos Group 1 Licensed Patents in the DOSE Field of USE and the Glaukos Group 2 Licensed Patents in any and all applications other than the Glaukos Field of Use.

9.5.                            In the event of any action or proceeding under this Section 9, each party agrees to reasonably cooperate with the party taking such action and, at the request of the party taking such action, to give such party all needed information and assistance to file and prosecute such action or proceeding; provided that the acting party shall promptly reimburse the assisting party for all verified out-of-pocket expenses incurred in providing such assistance.  In connection with the foregoing, with respect to any legal action brought under Sections 9.3 or 9.4, each party agrees to join in such action (as necessary to provide standing for such action based on such party’s ownership of the patents at issue) as a party plaintiff if requested to do so by the other party taking such action at such other party’s expense.

9.6.                            In resolving any action or proceeding brought by DOSE or GLAUKOS under Sections 9.3 or 9.4, the acting party shall not settle any claim or enter into any other voluntary disposition of the action or proceeding that (i) admits that any third party product, which is outside the scope of such acting party’s exclusive license rights hereunder, does not infringe an asserted patent; (ii) admits that any asserted patent is invalid or unenforceable as to any claim contained therein (provided this clause (ii) shall not apply to DOSE’s enforcement or defense of the Glaukos Group 2 Licensed Patents with respect to claims outside the Glaukos Field of Use); (iii) settles any claim as to any patent rights exclusively licensed to the other party hereunder or (iv) would require the other party to be subject to an injunction or to make a monetary payment or would otherwise adversely affect the other party’s rights hereunder, in each case of clauses (i), (ii), (iii) and (iv) above without the other party’s prior written consent.  Any and all damages, settlement amounts or other consideration obtained by a party to the extent arising as a result of its enforcement or defense of its patent rights pursuant to Sections 9.3 or 9.4, respectively, shall go to such party after reimbursement of any expenses respectively incurred by the parties in accordance with this Section 9 in connection with such enforcement or defense.

9.7.                            If DOSE with respect to the Dose Licensed Patents or the Glaukos Group 2 Licensed Patents or GLAUKOS with respect to the Glaukos Group 1 Licensed Patents desires to participate in an action brought by the other party under Sections 9.3 or 9.4, respectively, it shall have the right to do so at its own expense; provided such participation is limited to protecting its patent rights licensed hereunder or owned by it (subject to the exclusive licenses granted herein).  The party taking legal action under Sections 9.3 or 9.4 shall consider in good faith any and all concerns or comments by DOSE or GLAUKOS (as the case may be) in exercising its rights under the foregoing sentence.

9.8.                            In resolving any action or proceeding brought by DOSE or GLAUKOS under Section 9.2, the acting party shall not settle any claim or enter into any other voluntary disposition of the action or proceeding that (i) admits that any third party product, which is within the scope of the other party’s exclusive license rights hereunder, does not infringe an asserted patent; (ii) admits that any asserted patent is invalid or unenforceable as to claims within the other party’s exclusive license rights hereunder; (iii) settles any claim as to any patent rights exclusively licensed to the other party: or (iv) would require the other party to be subject to an injunction or to make a monetary payment or would otherwise adversely affect the other party’s rights hereunder, in each case of clauses (i), (ii), (iii) and (iv) above, without the other party’s prior written consent.  Any and all damages, settlement amounts or other consideration obtained by a party to the extent arising as a result of its enforcement or defense of its patent rights pursuant to Sections 9.2 shall go to such party after reimbursement of any expenses respectively incurred by the parties in accordance with this Section 9 in connection with such enforcement or defense.

10.                               PATENT MARKING

Each party agrees to mark, and to require its licensees or sublicensees to mark, each product that is made, used, sold or imported pursuant to the provisions herein with a patent notice in compliance with the applicable statutory requirements.

11.                               NO REPRESENTATIONS AND WARRANTIES

11.1.                     EXCEPT AS EXPRESSLY STATED HEREIN, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES WHATSOEVER TO THE OTHER PARTY UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND ALL SUCH WARRANTIES ARE HEREBY EXPRESSLY EXCLUDED AND DISCLAIMED TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW.

11.2.                     Without limiting Section 11.1, nothing in this Agreement shall be construed as a warranty or representation by GLAUKOS to DOSE as to the scope or validity of the Glaukos Group 1 Licensed Patents or Glaukos Group 2 Licensed Patents, or that anything made, used, sold or otherwise disposed of under the rights granted in this Agreement is or will be free from infringement of patents of third parties.

11.3.                     Without limiting Section 11.1, nothing in this Agreement shall be construed as a warranty or representation by DOSE to GLAUKOS as to the scope or validity of the Dose Licensed Patents, or that anything made, used, sold or otherwise disposed of under the rights granted in this Agreement is or will be free from infringement of patents of third parties.

12.                               NOTICES

12.1.                     In the event that either GLAUKOS or DOSE sublicenses or assigns any of the rights, obligations or licenses provided under this Agreement or assigns any of the patents licensed hereunder, the assigning or sublicensing party must promptly notify the other party and must identify the third party to whom such assignment or sublicense has been made, including providing a name and contact information of a representative of such third party and a reasonable description of the rights so sublicensed or assigned and/or a list of the patents so assigned.

12.2.                     Any notice, request, demand, or other communication required or permitted to be given under this Agreement shall be in writing and addressed to its addressee at the address set forth above, or such address as a party may specify from time to time.

12.3.                     Such notice, request, demand, or other communication shall be deemed to have been duly given (i) at the time of delivery when hand delivered to the other party; or (ii) at the time of confirmed transmission when sent by facsimile at the address and number set forth below, provided that a confirmation copy is sent by overnight or registered or certified mail within twenty-four (24) hours after the fax transmission (any notice given by facsimile shall be deemed received on the next business day if such notice is received after 5:00 p.m. (recipient’s time) or on a non-business day); or (iii) at the time of delivery, or of attempted delivery in the event that delivery cannot be completed due to no fault of the sender, when sent by registered or certified mail or by overnight courier service.

13.                               GENERAL PROVISIONS

13.1.                     The parties hereby agree that no agency, joint venture or partnership is created by this Agreement, and that neither party shall incur obligations in the name of the other party, except as expressly set forth in this Agreement.

13.2.                     This Agreement shall be governed and construed in accordance with the laws of the State of California, and the parties agree that it is executed and delivered in that state.  In the event that any legal action becomes necessary to enforce or interpret the terms of this Agreement, the parties agree that such action shall be brought in the United States District Court for the Central District of California, or in the State Court for the County of Orange, California, and the parties hereby submit to the exclusive jurisdiction of said Courts.  In the event that any legal action becomes necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled, in addition to its court costs or arbitration fees, to such reasonable attorneys’ fees, expert witness fees, and other litigation expenses as shall be fixed by a court of competent jurisdiction.

13.3.                     If any provision of this Agreement should be held to be void or unenforceable, in whole or in part, the court or tribunal so holding shall reform the provision to make it enforceable while maintaining the spirit and goal of the provision, and if the court or tribunal finds it cannot so reform that provision, such provision or part thereof shall be treated as severable, leaving valid the remainder of this Agreement.

13.4.                     This Agreement, including its exhibits and all documents referenced herein, constitutes the entire understanding and agreement of the parties as to the subject matter herein, and there are no representations, warranties, promises, or undertakings other than those contained herein.  As to the subject matter hereof, this Agreement supersedes and cancels all previous agreements between the parties hereto.  No course of conduct or dealing between the parties shall act as a modification or waiver of any provision of this Agreement, and no waiver or modification of any of the terms or provisions of this Agreement, or failure or delay on the part of either party hereto in insisting upon or enforcing or resorting to any of its powers, rights, remedies, or options hereunder, and no partial or single exercise thereof, shall constitute a waiver of any such powers, rights, remedies or options, unless such waiver be in writing and signed by the party to be charged.

13.5.                     This Agreement shall be binding upon the parties hereto and their respective subsidiaries, affiliates, heirs, legal representatives, successors and permitted assigns.

13.6.                     The terms of this Agreement have been negotiated by the parties hereto and the language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent.  This Agreement shall be construed without regard to any presumption or rule requiring construction against the party causing such instrument or any portion thereof to be drafted, or in favor of the party receiving a particular benefit under the Agreement.  No rule of construction will be applied against any party.

13.7.                     The headings in this Agreement are intended for convenience only, and shall not be used to interpret the meaning of this Agreement or to determine the rights of the parties.

13.8.                     The parties agree that they shall, at any time and from time to time, on the written request of either party, execute and deliver promptly, at the requesting parties’ expense, all such further documents and instruments and shall do or procure to be done, all such further acts and things as may, from time to time, reasonably be required for the purpose of giving full effect to the provisions of this Agreement.

13.9.                     From time to time prior to the Effective Date and thereafter, each party hereto has disclosed or may disclose its Confidential Information to the other party.  In addition each party may, from time to time, obtain or have access to the other party’s Confidential Information.  Each party shall maintain (and cause its employees and contractors to maintain) the confidentiality of the other party’s Confidential Information and not to use or disclose such Confidential Information except as required to perform its obligations in accordance with this Agreement or as permitted hereby or by the disclosing party in writing.  If compelled to disclose any Confidential Information by judicial or administrative process or by requirement of law, the receiving party shall promptly notify the disclosing party in writing and, if legal protection is not obtained, may disclose only that portion of such information that is legally required to be disclosed as advised by counsel; provided that the receiving party shall exercise commercially reasonable efforts to obtain an appropriate protective order or other reasonable assurance that confidential treatment will be accorded such information.  Because of the unique nature of the Confidential Information, the parties understand and agree that the disclosing party will suffer irreparable harm in the event that a party which receives such disclosing party’s Confidential Information fails to comply with any of its obligations hereunder and that monetary damages will be inadequate to compensate disclosing party for such breach.  Accordingly, each party agrees that the disclosing party shall, in addition to any other remedies available to it at law or in equity, be entitled to seek injunctive relief to enforce the terms hereof.  Upon request of the disclosing party, unless the receiving party has a continuing right to use such Confidential Information pursuant to a license granted hereunder, the receiving party agrees to return to the disclosing party all Confidential Information of the disclosing party, or, at the receiving party’s option destroy such Confidential Information and, thereafter, certify immediately to the disclosing party that all such Confidential Information has been returned or destroyed.

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Agreement to be executed, effective as of the Restatement Date.

GLAUKOS CORPORATION

Dated: June 30, 2015	By:	/s/ THOMAS W. BURNS

	Printed Name:	Thomas W. Burns

	Title:	President & CEO

DOSE MEDICAL CORPORATION

Dated: June 30, 2015	By:	/s/ RICHARD L. HARRISON

	Printed Name:	Richard L. Harrison

	Title:	Chief Financial Officer

EXHIBIT A — DOSE LICENSED PATENTS

(Status as of June 30, 2015)

KMOB Ref. No. DOSE.	Title of Invention	Country	Status	Patent No	Issued:
1C3CP1	OCULAR IMPLANT WITH THERAPEUTIC AGENTS AND METHODS THEREOF	US	Issued	7708711	05/04/10
1C3CP1C1	OCULAR IMPLANT WITH THERAPEUTIC AGENTS AND METHODS THEREOF	US	Issued	8348877	01/08/13
001VRAU	APPARATUS AND METHOD FOR TREATING OCULAR DISORDERS	AU	Issued	2006200392	11/25/09
001VR2AU	APPARATUS AND METHOD FOR TREATING GLAUCOMA	AU	Issued	2009202842	04/26/12
001AUD3	APPARATUS AND METHOD FOR TREATING GLAUCOMA	AU	Issued	2012201744	12/4/14
001JPD2	OCULAR IMPLANT WITH THERAPEUTIC DRUG	JP	Pending
5C1CP1	IMPLANT WITH INTRAOCULAR PRESSURE SENSOR FOR GLAUCOMA TREATMENT	US	Issued	7678065	03/16/10
5CCP1DV1	METHOD OF MONITORING INTRAOCULAR PRESSURE AND TREATING AN OCULAR DISORDER	US	Issued	8142364	03/27/12
5CCPDD	SYSTEM AND METHOD OF MONITORING INTRAOCULAR PRESSURE AND TREATING AN OCULAR DISORDER	US	Pending
011QAUD2	DEVICES AND METHODS FOR GLAUCOMA TREATMENT	AU	Pending
044A	INTRAOCULAR PHYSIOLOGICAL SENSOR	US	Pending
044WO	INTRAOCULAR PHYSIOLOGICAL SENSOR	WO	Pending
045A	IMPLANTS WITH CONTROLLED DRUG DELIVERY FEATURES AND METHODS OF USING SAME	US	Pending
045P1WO	IMPLANTS WITH CONTROLLED DRUG DELIVERY FEATURES AND METHODS OF USING SAME	WO	Pending
049PR3	INTRAOCULAR DRUG DELIVERY IMPLANT	US	Pending
001P1C2	OCULAR IMPLANT WITH THERAPEUTIC AGENTS AND METHODS THEREOF	US	Pending

A-1

KMOB Ref. No. DOSE.	Title of Invention	Country	Status	Patent No	Issued:
019NP	DRUG ELUTING OCULAR IMPLANT	US	Pending
019EP	DRUG ELUTING OCULAR IMPLANT	EP	Pending
032A	INTRAOCULAR PHYSIOLOGICAL SENSOR	US	Pending
032EP	INTRAOCULAR PHYSIOLOGICAL SENSOR	EP	Pending
036NP	DRUG ELUTING OCULAR IMPLANT	US	Pending
036AU	DRUG ELUTING OCULAR IMPLANT	AU	Pending
036CA	DRUG ELUTING OCULAR IMPLANT	CA	Pending
036CN	DRUG ELUTING OCULAR IMPLANT	CN	Pending
036EP	DRUG ELUTING OCULAR IMPLANT	EP	Pending
036IN	DRUG ELUTING OCULAR IMPLANT	IN	Pending
036JP	DRUG ELUTING OCULAR IMPLANT	JP	Pending
036JPD1	DRUG ELUTING OCULAR IMPLANT	JP	Pending
037NP	UVEOSCLERAL DRUG DELIVERY IMPLANT AND METHODS FOR IMPLANTING THE SAME	US	Pending
053PR	IMPLANTS FOR RELEASE OF STABLE DRUG FORMULATIONS TO THE EYE	US	Pending

A-2

EXHIBIT B — GLAUKOS GROUP 1 LICENSED PATENTS

(Status as of June 30, 2015)

KMOB Ref No. GLAUKO	Title of Invention	Country	Status	Patent No.	Issued
001A	APPARATUS AND METHOD FOR TREATING GLAUCOMA	US	Issued	6638239	10/28/03
001C1	APPARATUS AND METHOD FOR TREATING GLAUCOMA	US	Issued	6955656	10/18/05
001C2	L-SHAPED IMPLANT WITH BI-DIRECTIONAL FLOW	US	Issued	6780164	8/24/04
001C4	IMPLANT WITH ANCHOR	US	Issued	7297130	11/20/07
001CP1	GLAUCOMA TREATMENT DEVICE	US	Issued	6736791	5/18/04
001VAU	APPARATUS AND METHOD FOR TREATING GLAUCOMA	AU	Issued	2001245522	2/10/06
001VCA	APPARATUS AND METHOD FOR TREATING GLAUCOMA	CA	Issued	2404037	10/14/14
001VCAD1	APPARATUS AND METHOD FOR TREATING AN OCULAR DISORDER	CA	Pending
001VEP	APPARATUS FOR TREATING GLAUCOMA	DE, FR, GB	Issued	1278492	4/29/09
001EPD2	IMPLANT FOR TREATING OCULAR DISORDERS	EP	Pending
001VREP	APPARATUS AND METHOD FOR TREATING GLAUCOMA	DE, FR, GB	Issued	2078516	01/02/13
001VJP	APPARATUS AND METHOD FOR TREATING GLAUCOMA	JP	Issued	3985019	7/20/07
001VRJP	APPARATUS AND METHOD FOR TREATING GLAUCOMA	JP	Issued	5255214	4/26/2013
011A	GLAUCOMA STENT AND METHODS THEREOF FOR GLAUCOMA TREATMENT	US	Issued	7135009	11/14/06
011C1	IMPLANT AND METHODS THEREOF FOR TREATMENT OF OCULAR DISORDERS	US	Issued	7563241	7/21/09
011C1C1	SYSTEM FOR TREATING OCULAR DISORDERS AND METHODS THEREOF	US	Issued	8075511	12/13/11
011C1D2C	OCULAR IMPLANT DELIVERY SYSTEM AND METHODS THEREOF	US	Pending
011C1DV1	SELF-TREPHINING IMPLANT AND METHODS THEREOF FOR TREATMENT OF OCULAR DISORDERS	US	Issued	8062244	11/22/11
011C1DV2	OCULAR IMPLANT DELIVERY SYSTEM AND METHODS THEREOF	US	Issued	7857782	12/28/10

KMOB Ref No. GLAUKO	Title of Invention	Country	Status	Patent No.	Issued
011C4	OCULAR IMPLANT SYSTEMS	US	Issued	8579846	11/12/13
011C5	OCULAR IMPLANT SYSTEMS	US	Pending
011C6	OCULAR IMPLANT SYSTEMS	US	Pending
011CP1	DEVICES AND METHODS FOR TREATMENT OF OCULAR DISORDERS	US	Issued	7867186	01/11/11
011CP3	OCULAR IMPLANTS WITH ANCHORS AND METHODS THEREOF	US	Issued	7431710	10/7/08
011QAU	DEVICES AND METHODS FOR GLAUCOMA TREATMENT	AU	Issued	2004264913	12/08/11
011QAUD1	DEVICES AND METHODS FOR GLAUCOMA TREATMENT	AU	Pending
011QCA	DEVICES AND METHODS FOR GLAUCOMA TREATMENT	CA	Issued	2530234	11/25/14
011QEP	DEVICES AND METHODS FOR GLAUCOMA TREATMENT	DE, ES, FR, GB, IT	Issued	1651291	3/13/2013
011QEPD1	DEVICES AND METHODS FOR GLAUCOMA TREATMENT	DE, ES, FR, GB, IT	Issued	2351589	11/6/2013
011QJP	DEVICES AND METHODS FOR GLAUCOMA TREATMENT	JP	Issued	5249513	4/19/2013
011QJPD1	DEVICES FOR GLAUCOMA TREATMENT	JP	Issued	5698198	2/20/15
011QJPD2	DEVICES FOR GLAUCOMA TREATMENT	JP	Pending
011VAU	GLAUCOMA STENT AND METHODS THEREOF FOR GLAUCOMA TREATMENT	AU	Issued	2002258754	11/30/06
011VCA	GLAUCOMA STENT AND METHODS THEREOF FOR GLAUCOMA TREATMENT	CA	Issued	2442652	01/04/11
011VCAD1	NON-LINEAR DELIVERY DEVICE AND OCULAR IMPLANT WITH CUTTING MEMBER	CA	Issued	2718294	6/17/2014
011VEP	GLAUCOMA STENT FOR GLAUCOMA TREATMENT	DE, FR, GB	Issued	1418868	3/26/08
011VEPD2	SYSTEM FOR TREATING OCULAR DISORDERS	DE, FR, GB	Issued	2263621	5/20/15
011VEPD3	SYSTEM FOR TREATING OCULAR DISORDERS	EP	Pending

KMOB Ref No. GLAUKO	Title of Invention	Country	Status	Patent No.	Issued
011VJP	GLAUCOMA STENT AND METHODS THEREOF FOR GLAUCOMA TREATMENT	JP	Issued	4264704	2/27/09
011VR2AU	IMPLANT AND METHODS THEREOF FOR TREATMENT OF OCULAR DISORDERS	AU	Issued	2009251058	12/5/2013
011VRAU	IMPLANT AND METHODS THEREOF FOR TREATMENT OF OCULAR DISORDERS	AU	Issued	2006236060	1/7/10
011VRCA	SYSTEM AND METHODS THEREOF FOR TREATMENT OF OCULAR DISORDERS	CA	Issued	2683224	12/2/14
011VRJP	SYSTEM FOR TREATMENT OF OCULAR DISORDERS	JP	Issued	5255402	4/26/2013
011JPD2	SYSTEM FOR TREATMENT OF OCULAR DISORDERS	JP	Pending
011XEU	GLAUCOMA STENT AND METHODS THEREOF FOR GLAUCOMA TREATMENT	EU	Issued	000097431-0001	12/27/05
011XEU2	GLAUCOMA STENT AND METHODS THEREOF FOR GLAUCOMA TREATMENT	EU	Issued	000097431-0002	12/27/05
011XEU3	GLAUCOMA STENT AND METHODS THEREOF FOR GLAUCOMA TREATMENT	EU	Issued	000097431-0003	12/27/05
013A	MEDICAL DEVICE AND METHODS OF USE FOR GLAUCOMA TREATMENT	US	Issued	7094225	8/22/06
013C1	MEDICAL DEVICE AND METHODS OF USE FOR GLAUCOMA TREATMENT	US	Issued	7273475	9/25/07
013C1DV1	OCULAR IMPLANT WITH DOUBLE ANCHOR MECHANISM	US	Issued	8337445	12/25/12
017A	GLAUCOMA STENT FOR TREATING GLAUCOMA AND METHODS OF USE	US	Issued	7331984	2/19/08
017C1	IMPLANT DELIVERY SYSTEM AND METHODS THEREOF FOR TREATING OCULAR DISORDERS	US	Pending
017C2	IMPLANT DELIVERY SYSTEM AND METHODS THEREOF FOR TREATING OCULAR DISORDERS	US	Issued	7879079	02/01/11
020A	FLUID INFUSION METHODS FOR GLAUCOMA TREATMENT	US	Issued	7186232	3/6/07
022A	COMBINED TREATMENT FOR CATARACT AND GLAUCOMA TREATMENT	US	Issued	7163543	1/16/07

KMOB Ref No. GLAUKO	Title of Invention	Country	Status	Patent No.	Issued
022C1	COMBINED TREATMENT FOR CATARACT AND GLAUCOMA TREATMENT	US	Issued	7951155	5/31/11
034A	TARGETED STENT PLACEMENT AND MULTI-STENT THERAPY	US	Issued	7192412	3/20/07
035A	OCULAR IMPLANT WITH ANCHOR AND MULTIPLE OPENINGS	US	Issued	7488303	2/10/09
035C2	OCULAR IMPLANT WITH ANCHOR AND MULTIPLE OPENINGS	US	Pending
035DV1	OCULAR IMPLANT WITH ANCHORING MECHANISM AND MULTIPLE OUTLETS	US	Issued	8007459	8/30/11
044DA	SURGICAL HANDPIECE	US	Issued	DES490152	5/18/04
044XEU	SURGICAL INSTRUMENTS	EU	Issued	000071071-0001	12/9/03
044XEU2	SURGICAL INSTRUMENTS	EU	Issued	000071071-0002	12/9/03
044XEU3	SURGICAL INSTRUMENTS	EU	Issued	000071071-0003	12/9/03
099A	UVEOSCLERAL SHUNT AND METHODS FOR IMPLANTING SAME	US	Issued	8506515	08/13/13
099C1	UVEOSCLERAL SHUNT AND METHODS FOR IMPLANTING SAME	US	Pending
099AUD1	UVEOSCLERAL SHUNT AND METHODS FOR IMPLANTING SAME	AU	Pending
099VCA	UVEOSCLERAL SHUNT AND METHODS FOR IMPLANTING SAME	CA	Pending
099VEP	UVEOSCLERAL SHUNT AND METHODS FOR IMPLANTING SAME	EP	Pending
099VJP	UVEOSCLERAL SHUNT AND METHODS FOR IMPLANTING SAME	JP	Pending
099VJPD1	UVEOSCLERAL SHUNT AND METHODS FOR IMPLANTING SAME	JP	Pending
100A	SHUNT DEVICE AND METHOD FOR TREATING GLAUCOMA	US	Issued	6450984	9/17/02
100C1	SHUNT DEVICE AND METHOD FOR TREATING GLAUCOMA	US	Issued	6626858	9/30/03

KMOB Ref No. GLAUKO	Title of Invention	Country	Status	Patent No.	Issued
100C1C1	SHUNT DEVICE AND METHOD FOR TREATING GLAUCOMA	US	Issued	6827699	12/7/04
100C1C2	SHUNT DEVICE AND METHOD FOR TREATING GLAUCOMA	US	Issued	6827700	12/7/04
100CC1C	SHUNT DEVICE AND METHOD FOR TREATING GLAUCOMA	US	Issued	7850637	12/14/10
100CC1C2	SHUNT DEVICE AND METHOD FOR TREATING OCULAR DISORDERS	US	Issued	8388568	03/05/13
100CC1CD	SHUNT DEVICE AND METHOD FOR TREATING OCULAR DISORDERS	US	Issued	8771217	7/8/14
100CC2C	SHUNT DEVICE AND METHOD FOR TREATING GLAUCOMA	US	Issued	8152752	04/10/12
100C7	SHUNT DEVICE AND METHOD FOR TREATING OCULAR DISORDERS	US	Pending
100CPC1	SHUNT DEVICE AND METHOD FOR TREATING GLAUCOMA	US	Issued	7220238	5/22/07
113VCA	SHUNT DEVICE AND METHOD FOR TREATING GLAUCOMA	CA	Issued	2368354	2/17/09
113VEP	SHUNT DEVICE AND METHOD FOR TREATING GLAUCOMA	DE, FR, GB	Issued	1173124	4/27/05
113VEPD4	TRABECULOTOMY DEVICE AND METHOD FOR TREATING GLAUCOMA	EP	Pending
113VJP	SHUNT DEVICE AND METHOD FOR TREATING GLAUCOMA	JP	Issued	3703721	7/29/05
113VR1JP	SHUNT DEVICE AND METHOD FOR TREATING GLAUCOMA	JP	Issued	4688444	2/25/11
113VRCA	SHUNT DEVICE AND METHOD FOR TREATING GLAUCOMA	CA	Issued	2648346	12/4/2012
113VREP	SHUNT DEVICE FOR TREATING GLAUCOMA	DE, FR, GB	Issued	1477146	8/26/09
113VREP2	SHUNT DEVICE AND METHOD FOR TREATING GLAUCOMA	EP	Pending
113VREP3	SHUNT DEVICE AND METHOD FOR TREATING GLAUCOMA	DE, FR, GB	Issued	2116215	02/01/12

KMOB Ref No. GLAUKO	Title of Invention	Country	Status	Patent No.	Issued
113VRJPD	SHUNT DEVICE FOR TREATING GLAUCOMA	JP	Issued	5323011	7/26/2013
119A	STENT DEVICE AND METHOD FOR TREATING GLAUCOMA	US	Issued	6464724	10/15/02
119C1	STENT DEVICE AND METHOD FOR TREATING GLAUCOMA	US	Issued	6783544	8/31/04
11CP1C1	DEVICES AND METHODS FOR TREATMENT OF OCULAR DISORDERS	US	Issued	7879001	02/01/11
11CP1C2	DEVICES AND METHODS FOR TREATMENT OF OCULAR DISORDERS	US	Pending
11CP2CP1	OCULAR DISORDER TREATMENT IMPLANTS WITH MULTIPLE OPENINGS	US	Pending
11P1C3	OCULAR IMPLANT SYSTEMS	US	Pending
11P1C4	OCULAR IMPLANT SYSTEMS	US	Pending
11CP3DV1	DRUG ELUTING OCULAR IMPLANT WITH ANCHOR AND METHODS THEREOF	US	Issued	8118768	2/21/12
11P3D1C1	OCULAR SYSTEM WITH ANCHORING IMPLANT AND THERAPEUTIC AGENT	US	Pending
140A	SYSTEM AND METHOD FOR DELIVERING MULTIPLE OCULAR IMPLANTS	US	Pending
140CA	SYSTEM FOR DELIVERING MULTIPLE OCULAR IMPLANTS	CA	Pending
140EP	SYSTEM FOR DELIVERING MULTIPLE OCULAR IMPLANTS	EP	Pending
140JP	SYSTEM FOR DELIVERING MULTIPLE OCULAR IMPLANTS	JP	Pending
140NP	SYSTEM FOR DELIVERING MULTIPLE OCULAR IMPLANTS	NP	Pending
155A	GONIOSCOPE FOR IMPROVED VIEWING	US	Issued	8070290	12/06/11

KMOB Ref No. GLAUKO	Title of Invention	Country	Status	Patent No.	Issued
157DA	GONIOSCOPIC SYSTEM INCLUDING AN OPTICAL ELEMENT ATTACHMENT	US	Issued	D645489	9/20/11
171DA	GONIOSCOPIC SYSTEM INCLUDING AN OPTICAL ELEMENT ATTACHMENT	US	Issued	D645490	9/20/11
179A	SYSTEMS AND METHODS FOR DELIVERING AN OCULAR IMPLANT TO THE SUPRACHOROIDAL SPACE WITHIN AN EYE	US	Pending
179WO	SYSTEMS AND METHODS FOR DELIVERING AN OCULAR IMPLANT TO THE SUPRACHOROIDAL SPACE WITHIN AN EYE	WO	Pending
196A	GLAUCOMA STENT AND METHODS THEREOF FOR GLAUCOMA TREATMENT	US	Pending
201PR	APPARATUS AND METHOD FOR CONTROLLING PLACEMENT OF INTRAOCULAR IMPLANTS	US	Pending
205PR	GONIOSCOPIC DEVICES	US	Pending
207PR	STABLE THERAPEUTIC DRUG COMPOSITIONS AND IMPLANTS FOR DELIVERY OF SAME	US	Pending
209PR	IMPLANTS WITH CONTROLLED DRUG DELIVERY FEATURES AND METHODS OF USING SAME	US	Pending
210PR	PUNCTAL IMPLANTS WITH CONTROLLED DRUG DELIVERY FEATURES AND METHODS OF USING SAME	US	Pending
212A	ANTERIOR CHAMBER DRUG-ELUTING OCULAR IMPLANT	US	Pending
213WO	OCULAR IMPLANTS CONFIGURED TO STORE AND RELEASE STABLE DRUG FORMULATIONS	WO	Pending
214A	IMPLANTS WITH CONTROLLED DRUG DELIVERY FEATURES AND METHODS OF USING SAME	US	Pending
214WO	IMPLANTS WITH CONTROLLED DRUG DELIVERY FEATURES AND METHODS OF USING SAME	WO	Pending
1C4C11	OCULAR IMPLANT WITH ANCHOR AND METHODS THEREOF	US	Issued	8801648	8/2/14
1C4C12	METHOD OF DELIVERING AN IMPLANT FOR TREATING AN OCULAR DISORDER	US	Issued	8333742	12/18/12
1C4C13	SYSTEM AND METHOD FOR TREATING AN OCULAR DISORDER	US	Pending
1C4C2	METHOD OF DELIVERING AN IMPLANT FOR TREATING AN OCULAR DISORDER	US	Issued	7867205	01/11/11
1C2C3DV1	IMPLANT DELIVERY DEVICE AND METHODS THEREOF FOR TREATMENT OF OCULAR DISORDERS	US	Isued	8808219	8/19/14

EXHIBIT C — GLAUKOS GROUP 2 LICENSED PATENTS

(Status as of June 30, 2015)

KMOB Ref. No. GLAUKO3.	Title of Invention	Status	Patent No	Issued:
001D1	OCULAR IMPLANT WITH THERAPEUTIC AGENT AND METHODS THEREOF	Issued	8814820	8/26/14
1C2C3	OCULAR IMPLANT WITH ANCHOR AND THERAPEUTIC AGENT	Issued	8273050	09/25/12
005A	BIFURCATABLE TRABECULAR SHUNT FOR GLAUCOMA TREATMENT	Issued	6666841	12/23/03
005C1	IMPLANT WITH PRESSURE SENSOR FOR GLAUCOMA TREATMENT	Issued	6981958	1/3/06
020C1	FLUID INFUSION METHODS FOR OCULAR DISORDER TREATMENT	Issued	8617094	12/31/13
020C2	FLUID INFUSION METHODS FOR OCULAR DISORDER TREATMENT	Pending
022C2	COMBINED TREATMENT FOR CATARACT AND GLAUCOMA TREATMENT	Issued	8882781	11/11/14
022C3	COMBINED TREATMENT FOR CATARACT AND GLAUCOMA TREATMENT	Pending